Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of High Income Portfolio of Managed Account Series (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 16, 2005


                                               /s/ Robert C. Doll, Jr.
                                             -------------------------
                                             Robert C. Doll, Jr.,
                                             Chief Executive Officer of
                                             High Income Portfolio of
                                             Managed Account Series


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to High Income Portfolio of Managed Account Series and will be retained by High Income Portfolio of Managed Account Series and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


     Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of High Income Portfolio of Managed Account Series (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 16, 2005


                                              /s/ Donald C. Burke
                                              --------------------
                                              Donald C. Burke,
                                              Chief Financial Officer of
                                              High Income Portfolio of
                                              Managed Account Series


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to High Income Portfolio of Managed Account Series and will be retained by High Income Portfolio of Managed Account Series and furnished to the Securities and Exchange Commission or its staff upon request.